UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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USP Real Estate Investment Trust
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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                     USP Real Estate Investment Trust
          4333 Edgewood Road N.E.  Cedar Rapids, Iowa  52499-5441




                               June 30, 1998


To the Shareholders:

  You have previously received a Proxy Statement dated June 5, 1998, of USP Real Estate Investment Trust (the "Trust") relating to the Trust's Annual Meeting scheduled to be held July 14, 1998. The section captioned "Principal Shareholders" contained in the Proxy Statement is hereby revised to read as follows:


                          PRINCIPAL SHAREHOLDERS

  The following table sets forth information with respect to each person and group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Trust to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Trust as of June 5, 1998.

Name and Address                         Amount and Nature       Percent
of Beneficial Owner                   of Beneficial Ownership    of Class

AEGON USA, Inc. (1)                           1,197,260           30.86%
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499

Turkey Vulture Fund XIII, Ltd(2)                363,681            9.37%

(1) AEGON USA, Inc. is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands which is controlled by Vereninging AEGON, an association organized under the laws of The Netherlands. AEGON USA, Inc. has sole voting and investment powers with respect to the above Shares.

(2)  The Turkey Vulture Fund XIII, Ltd. (the "Fund") is managed by Richard
     M. Osborne, c/o Marc C. Krantz, Kohrman Jackson & Krantz P.L.L., 1375 East 9th Street, Cleveland, Ohio 44114. The table sets forth the number of Shares beneficially owned by the Fund as of April 24, 1998. This information was obtained from, and is qualified in its entirety by reference to, Schedule 13D (Amendment No. 4) dated April 24, 1998, filed with the Securities and Exchange Commission.


Additionally, please be advised that subsequent to the date of the Proxy Statement, the Turkey Vulture Fund XIII, Ltd. has filed a Schedule 13D (Amendment No. 5) with the Securities and Exchange Commission dated June 22, 1998, indicating that the Fund now beneficially owns 408,381 Shares, which represents 10.53% of the outstanding shares of beneficial interest in the Trust.


                                             FOR THE BOARD OF TRUSTEES



                                             Maureen DeWald
                                             Vice President and Secretary